SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report: (Date of earliest event reported): July 1, 1997




                             Opal Technologies, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                   33-18834-LA
                            ------------------------
                            (Commission file number)



          Nevada                                       87-0306464
----------------------------             ---------------------------------------
(State or other jurisdiction             (I.R.S. Employer Identification Number)
of incorporation)


                     9025 South 700 West, Sandy, Utah 84070
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               (Address of principal executive offices) (Zip code)


                                 (801) 255-8500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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
ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

     (a) The Registrant closed on the sale of 11,400,000 post reverse split shares of its common stock, par value $.001 on July 1, 1997.

     (b) The securities were sold pursuant to Subscription Agreements executed by three offshore institutional investors. No underwriter or placement agent was involved in the offering.

     (c) The aggregate sales price of such securities was $5,700,000, and no underwriting discounts or commissions were paid in connection with the sale.

     (d) The securities were offered pursuant to Regulation S. The offer was directed exclusively to non-U.S. persons based on representations from the investors that such investors would comply with the provisions of Regulation S.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    OPAL TECHNOLOGIES, INC.



                                    By:  /s/  John Koon
                                       -----------------------------------------
                                         John Koon
                                         President

Date: July 1, 1997


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